Exhibit 21.1
SUBSIDIARIES OF YUM! BRANDS, INC.
AS OF DECEMBER 26, 2009

State or Country of
Name of Subsidiary	Incorporation

ABR Insurance Company	Vermont
A&W Restaurants, Inc.	Michigan
ACN 002 543 286 Pty. Ltd.	Australia
ACN 002 812 151 Pty. Ltd.	Australia
ACN 003 007 690 Pty. Ltd.	Australia
ACN 003 190 163 Pty. Ltd.	Australia
ACN 003 190 172 Pty. Ltd.	Australia
ACN 003 273 854 Pty. Ltd	Australia
ACN 004 240 046 Pty. Ltd.	Australia
ACN 005 041 547 Pty. Ltd.	Australia
ACN 009 064 706 Pty. Ltd.	Australia
ACN 010 355 772 Pty. Ltd.	Australia
ACN 054 055 917 Pty. Ltd.	Australia
ACN 054 121 416 Pty. Ltd.	Australia
ACN 084 994 374 Pty. Ltd.	Australia
ACN 085 239 961 Pty. Ltd. (SA1)	Australia
ACN 085 239 998 Pty. Ltd. (SA2)	Australia
ACN 103 640 393 Pty. Ltd.	Australia
Administracion Corporativa YRI, S. de R.L. de C.V.	Mexico
Ashton Fried Chicken Pty. Ltd.	Australia
Beijing KFC Co., Ltd.	China
Beijing Pizza Hut Co., Ltd.	China
Big Sur Restaurant No. 2, Inc.	Delaware
Bodden Holding Sarl	Luxembourg
Brownstone Holdings Sarl	Luxembourg
Changsha KFC Co., Ltd.	China
Chongqing KFC Co., Ltd.	China
Dalian KFC Co., Ltd.	China
Dongguan KFC Co., Ltd.	China
Expertos en Reparto a Domicilio, S. de R.L. de C.V.	Mexico
Expertos en Restaurantes, S. de R.L. de C.V.	Mexico
Finger Lickin' Chicken Limited	United Kingdom
Glenharney Insurance Company	Vermont
Gloucester Properties Pty. Ltd.	Australia
Hangzhou KFC Co., Ltd.	China
Inventure Restaurantes Ltda.	Brazil
Kentucky Fried Chicken (Germany) Restaurant Holdings GmbH	Germany
Kentucky Fried Chicken (Great Britain) Limited	United Kingdom
Kentucky Fried Chicken de Mexico, S. de R.L. de C.V.	Mexico
Kentucky Fried Chicken Global B.V.	Netherlands
Kentucky Fried Chicken International Holdings, Inc.	Delaware
Kentucky Fried Chicken Pty. Ltd.	Australia
KFC Advertising, Ltd.	United Kingdom
KFC Chamnord SAS	France

State or Country of
Name of Subsidiary	Incorporation

KFC Corporation	Delaware
KFC Development (Thailand) Co., Ltd.	Thailand
KFC France Societe Par Actions Simplifiee	France
KFC Holding Co.	Delaware
KFC Holdings B.V.	Netherlands
KFC Productos Alimenticious C.A.	Venezuela
KFC San Juan, Inc.	Delaware
KFC U.S. Properties, Inc.	Delaware
KRE Holdings, LLC	Delaware
Kunming KFC Co., Ltd.	China
Lanzhou KFC Co., Ltd.	China
LJS Restaurants, Inc.	Delaware
Long John Silver's, Inc.	Delaware
Multibranding Pty. Ltd.	Australia
Nanchang KFC Co., Ltd.	China
Nanjing KFC Co., Ltd.	China
Nanning KFC Co., Ltd.	China
Newcastle Fried Chicken Pty. Ltd.	Australia
Norfolk Fast Foods Limited	United Kingdom
Northside Fried Chicken Pty Limited	Australia
Operadora Tlaxcor, S. de R.L. de C.V.	Mexico
PCNZ Limited	Mauritius
PHP de Mexico Inmobiliaria, S. de R.L. de C.V.	Mexico
Pizza Hut (UK) Limited	United Kingdom
Pizza Hut Del Distrito, S. de R.L. de C.V.	Mexico
Pizza Hut FSR Advertising Limited	United Kingdom
Pizza Hut HSR Advertising Limited	United Kingdom
Pizza Hut International, LLC	Delaware
Pizza Hut Korea Limited f/k/a Pizza Hut Korea Co., Ltd.	Korea, Republic of
Pizza Hut Mexicana, S de RL de CV	Mexico
Pizza Hut of America, Inc.	Delaware
Pizza Hut of North America, Inc.	Texas
Pizza Hut, Inc.	California
Pizza Hut, Ltd.	Texas
Qingdao KFC Co., Ltd.	China
Restaurant Holdings Limited	United Kingdom
Restaurant Holdings (UK) Limited	United Kingdom
SEPSA S.N.C.	France
Servicios Administrativos R.P.I., S. de R.L. de C.V.	Mexico
Shanghai KFC Co., Ltd.	China
Shanghai Pizza Hut Co., Ltd.	China
Shantou KFC Co., Ltd.	China
SM2RL Societe Par Actions Simplifiee	France
Societe Civile Immobiliere Duranton a/k/a SCI Duranton	France
Southern Fast Foods Limited (f/k/a Milne Fast Foods Limited)	United Kingdom
Spizza 30 Societe Par Actions Simplifee	France
Spizza Immo Sarl	France
Stealth Investments Sarl	Luxembourg
Suffolk Fast Foods Limited	United Kingdom

State or Country of
Name of Subsidiary	Incorporation

Sunhill Holdings Sarl	Luxembourg
Suzhou KFC Co., Ltd.	China
Taco Bell Corp	California
Taco Bell of America, Inc.	Delaware
TaiYuan KFC Co., Ltd.	China
TGRI-Relo, Inc.	Texas
THC I Limited	Malta
THC II Limited	Malta
THC III Limited	Malta
THC IV Limited	Malta
THC V Limited	Malta
Tianjin KFC Co., Ltd.	China
Tricon International (Thailand) Co., Ltd.	Thailand
Valleythorn Limited	United Kingdom
VariAsian, Inc.	Delaware
Wandle Investments Ltd.	Hong Kong
West End Restaurants (Holdings) Limited	United Kingdom
West End Restaurants (Investments) Limited	United Kingdom
West End Restaurants Limited	United Kingdom
Wuxi KFC Co., Ltd.	China
Xiamen KFC Co., Ltd.	China
Xinjiang KFC Co., Ltd.	China
Y.C.H. S.a.r.l.	Luxembourg
YA Company One Pty. Ltd.	Australia
YB Operadora, S. de R.L. de C.V.	Mexico
YFDM US, LLC	Delaware
YGR America, Inc.	Delaware
YGR International Limited	United Kingdom
YGR US, LLC	Delaware
YIF US, LLC	Delaware
Yorkshire Global Restaurants, Inc.	Maryland
YRI Hong Kong II Limited	Hong Kong
YRI Hong Kong IV Limited	Hong Kong
YSV Holdings, LLC	Delaware
Yum Restaurant Licensing Corp.	Delaware
Yum Restaurants Espana, S.L.	Spain
Yum Restaurants International (Proprietary) Limited	South Africa
Yum Restaurants International (Thailand) Co., Ltd.	Thailand
Yum Restaurants PR Holdings, Inc.	Delaware
Yum Restaurants Services Group, Inc.	Delaware
Yum! Asia Franchise Pte Ltd	Singapore
Yum! Asia Holdings Pte. Ltd.	Singapore
Yum! Australia Equipment Pty. Ltd.	Australia
Yum! Australia Holdings I LLC	Delaware
Yum! Australia Holdings II LLC	Delaware
Yum! Australia Holdings III LLC	Delaware
Yum! Australia Holdings Limited	Cayman Islands
Yum! Brands Canada Management Holding, Inc.	Canada
Yum! Brands Canada Management LP	Canada

State or Country of
Name of Subsidiary	Incorporation

Yum! Brands Mexico Holdings II LLC	Delaware
Yum! Food (Hangzhou) Co., Ltd.	China
Yum! Food (Shanghai) Co., Ltd.	China
Yum! Franchise de Mexico, S. de R.L.	Mexico
Yum! Franchise I LP	Canada
Yum! Franchise II LLP	United Kingdom
Yum! Franchise III Partnership	Australia
Yum! Global Investments III, LLC	Delaware
Yum! Global Investments I B.V.	Netherlands
Yum! Global Investments II B.V.	Netherlands
Yum! International Finance Company S.a.r.l.	Luxembourg
Yum! International Participations S.a.r.l.	Luxembourg
Yum! Luxembourg Investments S.a.r.l.	Luxembourg
Yum! Mexico, S. De. R. L. de CV	Mexico
Yum! Realty Holdings, Inc.	Canada
Yum! Restaurant Holdings	United Kingdom
Yum! Restaurant Holdings (Great Britain) Limited	United Kingdom
Yum! Restaurantes do Brasil Ltda.	Brazil
Yum! Restaurants (Canada) Company	Canada
Yum! Restaurants (Chengdu) Co., Ltd.	China
Yum! Restaurants (China) Investment Co., Ltd.	China
Yum! Restaurants (Fuzhou) Co., Ltd.	China
Yum! Restaurants (Guangdong) Co., Ltd.	China
Yum! Restaurants (Hong Kong) Ltd.	Hong Kong
Yum! Restaurants (India) Private Limited	India
Yum! Restaurants (Netherlands) Limited	United Kingdom
Yum! Restaurants (NZ) Ltd.	New Zealand
Yum! Restaurants (Shenyang) Co., Ltd.	China
Yum! Restaurants (Shenzhen) Co., Ltd.	China
Yum! Restaurants (Taiwan) Co., Ltd.	Taiwan
Yum! Restaurants (UK) Limited	United Kingdom
Yum! Restaurants (Wuhan) Co., Ltd.	China
Yum! Restaurants (Xian) Co., Ltd.	China
Yum! Restaurants Asia Private Ltd.	Singapore
Yum! Restaurants Australia Pty Limited	Australia
Yum! Restaurants Australia Services Pty Ltd	Australia
Yum! Restaurants China Holdings Limited	Hong Kong
Yum! Restaurants Consulting (Shanghai) Co., Ltd.	China
Yum! Restaurants Europe Limited	United Kingdom
Yum! Restaurants France SAS	France
Yum! Restaurants Germany GmbH	Germany
Yum! Restaurants International (MENAPAK) WLL	Bahrain
Yum! Restaurants International B.V.	Netherlands
Yum! Restaurants International Holdings, Ltd.	Delaware
Yum! Restaurants International Limited	United Kingdom
Yum! Restaurants International Ltd. & Co. KG	Germany
Yum! Restaurants International Management S.a.r.l.	Luxembourg
Yum! Restaurants International Russia LLC	Russia
Yum! Restaurants International S.a.r.l.	Luxembourg

State or Country of
Name of Subsidiary	Incorporation

Yum! Restaurants International Switzerland S.a.r.l.	Switzerland
Yum! Restaurants International, Inc.	Delaware
Yum! Restaurants International, S de RL de CV	Mexico
Yum! Restaurants Limited	United Kingdom
Yum! Restaurants Marketing Private Limited	India
Yum! Restaurants Mauritius Ltd.	Mauritius
Yum! Restaurants New Zealand Services Pty. Ltd	Australia
Yum! Restaurants Spolka Z Ograniczona Odpowiedziainoscia	Poland
Yum! Restaurants, S de RL de CV	Mexico
Yumsop Pty Limited	Australia
Zhengzhou KFC Co., Ltd.	China